EXHIBIT 99.1

Stanley Higgins
Director
Listing Qualifications
The Nasdaq Stock Market LLC
+1 301 978 8041

Sent via Electronic Delivery to: bnaccarato@perma-fix.com

December 16, 2013

Mr. Ben Naccarato
Vice President and Chief Financial Officer
Perma-Fix Environmental Services, Inc.
8302 Dunwoody Place, Suite 250
Atlanta, GA 30350

Re:	Perma-Fix Environmental Services, Inc. (the “Company”) Nasdaq Symbol: PESI

Dear Mr. Naccarato:

On November 14, 2013, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1). Based on the December 12, 2013, filing of the Company’s Form 10-Q for the period ended September 30, 2013, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.

If you have any questions, please contact Shawn Abdool, Listing Analyst, at +1 301 978 8030.

Sincerely,

The NASDAQ Stock Market LLC    805 King Farm Blvd.    Rockville, MD 20850    USA    www.nasdaqomx.com